UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                       JANUARY 29, 2004 (JANUARY 28, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                    1-13726                  73-1395733
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 (State or other jurisdiction    (Commission File No.)        (IRS Employer
        of incorporation)                                   Identification No.)


6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                  73118
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     (Address of principal executive offices)                     (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on January 28, 2004. The following was included in the Press Release:


                 CHESAPEAKE ENERGY CORPORATION ANNOUNCES FOURTH
                   QUARTER AND 2003 FULL-YEAR EARNINGS RELEASE
                            DATE AND CONFERENCE CALL

OKLAHOMA CITY, OKLAHOMA, JANUARY 28, 2004 - Chesapeake Energy Corporation (NYSE:CHK) has scheduled its fourth quarter and 2003 full-year earnings release to be issued after the close of trading on the New York Stock Exchange on Monday, February 23, 2004.

A conference call is scheduled for Tuesday morning, February 24, 2004 at 9:00 am EST to discuss the release. The telephone number to access the conference call is 913.981.5533. We encourage those who would like to participate in the call to place your calls between 8:50 and 9:00 am EST.

For those unable to participate in the conference call, a replay will be available for audio playback at 12:00 pm EST on Tuesday, February 24 and will run through midnight Friday, March 12, 2004. The number to access the conference call replay is 719.457.0820; passcode for the replay is 593812.

The conference call will also be simulcast live on the Internet and can be accessed by going directly to the Chesapeake website at WWW.CHKENERGY.COM and selecting "Conference Calls" under the "Investor Relations" section. The webcast of the conference call will be available on our website indefinitely.


CHESAPEAKE ENERGY CORPORATION IS THE SIXTH LARGEST INDEPENDENT NATURAL GAS PRODUCER IN THE UNITED STATES. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT, SOUTH TEXAS, GULF COAST, AND PERMIAN BASIN REGIONS ONSHORE IN THE UNITED STATES.

THIS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS INCLUDE ESTIMATES AND GIVE OUR CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS. ALTHOUGH WE BELIEVE OUR FORWARD-LOOKING STATEMENTS ARE REASONABLE, THEY CAN BE AFFECTED BY INACCURATE ASSUMPTIONS OR BY KNOWN OR UNKNOWN RISKS AND UNCERTAINTIES.

CHESAPEAKE ENERGY CORPORATION IS ONE OF THE SIX LARGEST INDEPENDENT NATURAL GAS PRODUCERS IN THE UNITED STATES. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT, GULF COAST, AND PERMIAN BASIN REGIONS ONSHORE IN THE UNITED STATES.


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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CHESAPEAKE ENERGY CORPORATION



                                        BY:      /S/ AUBREY K. MCCLENDON
                                             ----------------------------------
                                                     AUBREY K. MCCLENDON
                                                   Chairman of the Board and
                                                    Chief Executive Officer

Dated:        January 28, 2004

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